UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 22, 2025

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below, the stockholders of Capricor Therapeutics, Inc. (the “Company”) approved the adoption of the Capricor Therapeutics 2025 Equity Incentive Plan (the “Plan”) at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Plan was previously approved by the Board of Directors of the Company, subject to approval by the stockholders, and became effective upon approval by the stockholders. The Plan, among other things, reserves 3,500,000 shares of the Company’s common stock, par value $0.001 per share, for issuance in the form of equity-based awards to employees, non-employee directors and consultants of the Company.  The number of shares of the Company’s common stock authorized for issuance under the Plan shall automatically increase on January 1 of each year, commencing with January 1, 2026 and ending on January 1, 2035, by an amount equal to 5% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year (rounded down to the nearest whole share).

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025 (the “Proxy Statement”). The foregoing and the summary of the Plan in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, included as Appendix A to the Proxy Statement.

Item 5.07	Submission of Matters of a Vote of Security Holders.

The Annual Meeting was held on May 22, 2025 at the Company’s principal executive offices located at 10865 Road to the Cure, San Diego, California 92121. At the Annual Meeting, the Company’s stockholders were asked to vote upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2025.

1.	The election of eight nominees to the Company’s Board of Directors to serve until the 2026 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Karimah Es Sabar, Paul Auwaerter, M.D., Philip Gotwals, Ph.D., and Michael Kelliher;
2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025;
3.	To approve the adoption of the Plan; and
4.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 30,550,197 shares of the 45,676,887 shares of the Company’s common stock entitled to vote, were as follows:

1.	Each of Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Karimah Es Sabar, Paul Auwaerter, M.D., Philip Gotwals, Ph.D., and Michael Kelliher were elected as directors of the Company to serve until the 2026 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	17,272,827	795,457	12,481,913
Linda Marbán, Ph.D.	17,550,630	517,654	12,481,913
David B. Musket	17,409,421	658,863	12,481,913
George W. Dunbar, Jr.	14,964,520	3,103,764	12,481,913
Karimah Es Sabar	10,780,431	7,287,853	12,481,913
Paul Auwaerter, M.D.	17,550,804	517,480	12,481,913
Philip Gotwals, Ph.D.	17,568,301	499,983	12,481,913
Michael Kelliher	17,493,800	574,484	12,481,913

2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified as follows:

FOR	AGAINST	ABSTAIN
29,548,484	563,052	438,661
3.	The adoption of the Capricor Therapeutics 2025 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,673,779	8,210,461	184,044	12,481,913
4.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,442,845	1,467,438	158,001	12,481,913

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: May 27, 2025	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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